Exhibit 10.2

AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Registration Rights Agreement, dated as of March 23, 2022 (the “Agreement”), between Cadiz, Inc., a Delaware corporation (the “Company”) and those undersigned parties listed under Holders on the signature page thereto, is entered into as of November [__], 2022 (the “Amendment Date”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

Recitals

Whereas, Section 5.8 of the Agreement provides that the Agreement may be amended by a written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding, provided, that, any amendment that adversely affects one Holder solely in his, her or its capacity as a holder of the shares of capital stock of Company in a manner materially different from the other Holders (in such capacity) shall require the consent of the holder so affected;

Whereas, the amendments contained herein shall not adversely affect any Holder solely in his, her or its capacity as a holder of the shares of capital stock of Company in a manner materially different from the other Holders (in such capacity) that shall require the consent of the holder so affected; and

Whereas, the Company and the Holders of a majority of the Registrable Securities outstanding now desire to amend the Agreement as set forth herein.

Agreement

Now, Therefore, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreement and this Amendment, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment of the definition of “Registrable Security”. The definition of “Registrable Security” under Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

“Registrable Security” shall mean (a) any outstanding shares of Common Stock held by Heerema or its Affiliates as of the date of this Agreement and any shares of Common Stock that will be purchased by Heerema or its Affiliates pursuant to the Purchase Agreement and that certain Securities Purchase Agreement, dated as of November 9, 2022, between the Company and Heerema, (b) any shares of Common Stock that will be purchased by a Participating Director or his Affiliates pursuant to the Purchase Agreement, and (c) any other equity security of the Company issued or issuable with respect to any such shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

2. Continuing Effect of Agreement. Except as expressly set forth in this Amendment, all other provisions of the Agreement remain in full force and effect.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the internal procedure and substantive laws of the State of New York, without giving effect to the choice of law provisions of such state.

4. Counterparts. This Amendment may be executed in counterparts and may be electronically signed or delivered, all of which counterparts taken together shall constitute one and the same original and binding instrument and shall become effective when all counterparts have been signed by each party and delivered to the other parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

In Witness Whereof, the parties hereto have caused this Amendment No. 1 to the Agreement to be executed and delivered as of the Amendment Date.

COMPANY:

CADIZ, INC.,
a Delaware corporation

By:
Name:
Title:

HOLDERS:

HEEREMA INTERNATIONAL GROUP SERVICES S.A.

By:
Name:
Title:

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